TRAVELERS SERIES FUND INC.
on behalf of the
Smith Barney High Income Portfolio

Supplement dated September 15, 1997 to
Prospectus dated February 28, 1997


The following information supplements the information in the Prospectus under: Special Investment Techniques and Risk Considerations - Mortgage-Backed Securities and Other Asset-Backed Securities:

The Smith Barney High Income Portfolio may invest up to 5% of its net assets in mortage-backed and asset-backed securities.









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